                                                                EXHIBIT - 10.16

                             BRIDGE LOAN AGREEMENT

     THIS BRIDGE LOAN AGREEMENT ("Agreement") is made by and between HARTFORD HOLDINGS LTD., a Cayman Islands Corporation ("Hartford" or "Lenders") and TELEHUB COMMUNICATIONS CORP., an Illinois corporation ("Borrower"),

                                    RECITALS

     WHEREAS, Hartford is a significant shareholder of Borrower and Mr. William
W. Becker, an affiliate of Hartford, is Chairman an officer and director of Borrower;

     WHEREAS, Hartford previously lent Borrower $2,361,243 for operating capital and further development of Borrower's Virtual Service Management System ("VSMS") Platform;

     WHEREAS, Borrower intends to complete a private offering of its securities in 1997;

     WHEREAS, Borrower requires additional funds before the private offering will be completed;

     WHEREAS, Hartford is willing to lend certain additional funds to Borrower on the terms and conditions set forth in this Agreement and in the Note (collectively, "Loan Documents") evidencing the Loan; and

     WHEREAS, Borrower intends to repay the borrowed funds from the proceeds of the private offering of Borrowers' securities.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreement contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Lender and Borrower hereby covenant and agree as follows:

     1. AGREEMENT TO BORROW AND LEND. Subject to the terms and conditions of the Loan Documents, Lender agree to make available to Borrower up to ONE MILLION DOLLARS ($1,000,000.00). To evidence the Loan, Borrower will execute the Promissory Note ("Note") attached to this Agreement as Exhibit 1.

     2. DISBURSEMENTS. Lender will disburse Funds to the Borrower in accordance with the following schedule:
        2.1.  $250,000 on December 13, 1996;
        2.2.  up to $250,000 on December 30, 1996;
        2.3.  up to $250,000 on January 15, 1997;
        2.4.  up to $250,000 on January 31, 1997; and,
        2.5. if the entire $1 million has not been disbursed pursuant to Sections 2.1-2.4 above, the lesser of the balance or $250,000 may be disbursed on February 15, 1997.

Prior to disbursements pursuant to Sections 2.2 to 2.5, Borrower will fax a disbursement request (using the Exhibit 3 form) to Lender and to Haligman and Lottner, P.C.



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     3. REPAYMENT. As provided in the Note, the Principal Amount, unpaid accrued interest and any interest premium shall be paid to the Holder at the earlier of July 1, 1997, or the business day following Borrower's receipt of the proceeds from the sale of Borrower's securities.

     4. WARRANT TO LENDER. Borrower will issue Lender common stock in the aggregate amount of $672,248.60, which represents 20% of the total amount ($3,361,243) that Lender has advanced to Borrower. This shares will be issued at completion of the private offering; the per-share exercise price will be the same as the private offering per-share purchase price.

     5. BORROWER'S REPRESENTATION. Borrower hereby represents and warrants that:

        5.1. No Additional Advances. Lender has not promised, represented or committed that it will loan any additional funds to Borrower, or that Lender will renew or exceed this Loan at its maturity.

        5.2. Accurate Financial Statements. The financial statements, business plan and other information concerning the financial condition of Borrower provided to Lender ("Financial Statements") is materially true and correct and accurately depicts the financial condition of Borrower as of the date hereof. Borrower acknowledges that Lender is making the Loan in reliance upon the Financial Statements.

        5.3. Valid Related Party Transaction. Lender has disclosed its affiliations to Borrower and its financial interest in this transactions, this transaction is fair to the Borrower and Borrower's directors (except Mr. William Becker, Hartford's affiliate) and shareholders have approved this transaction. Accordingly, the Loan Documents are valid and binding obligations of the Borrower.

     6. BORROWER'S COVENANTS.

        6.1. Use of Proceeds. Borrower covenants that the proceeds of the Loan shall be used by Borrower solely to fund Borrower's corporate operations and the development of its VSMS Platform. All expenditures and disbursements shall be authorized and approved by the Borrower's Chief Executive Officer.

        6.2. Books and Records. Borrower shall maintain true and proper books, records, reports and amounts ("Books and Records") of all of Borrower's business operations and activities. Borrower shall keep such Books and Records at its principal place of business.

        6.3. Access to Books and Records. Borrower shall permit Lender to examine all of Borrower's Books and Records at any time and to copy or to make extracts from Books and Records as Lender deems necessary.

        6.4. Tax Returns. Tax returns of the Borrower are to be provided to Lenders upon request anytime during the term of the Loan.

        6.5. Notice of Adverse Events. Borrower will immediately notify Lenders of any event or circumstance which reasonably could be deemed to have a materially adverse effect on Borrower's financial condition, Borrower's ability to perform its obligation under the Loan Documents, its ability to sell securities, or its ability to repay the Note.


                                       2

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     7. Events of Default. The occurrence of any one  or more of the following events or the existence of one or more of the following conditions shall constitute an event of default under this Agreement:

        7.1. Nonpayment. Failure to pay when due any installment of principal or interest due under the Note, whether due on the date provided for therein or by acceleration or otherwise or failure to pay the entire outstanding principal balance of the Loan, together with all accrued and unpaid interest then outstanding, on the Maturity date defined in the Note or upon acceleration.

        7.2. False Representations. An event of default shall occur if any representation or warranty made in writing to Lenders by Borrower herein or in connection with the making of the Loan shall prove at any time to have been incorrect in any material respect when made.

        7.3. Breach of Covenants. An event of default shall also occur if Borrower fails to comply with any covenant made in the Loan Documents.

     8. Remedies for Default. Upon the occurrence of any event of default and at any time thereafter:

        8.1. Acceleration of Maturity. All principal, interest and other amounts payable under the Note shall, at the option of Lenders, become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which Borrower hereby expressly waives.

        8.2. Default Interest Rate. The outstanding principal balance of the Note shall bear interest, payable upon demand, at a rate for each day equal to eighteen percent (18%) annually (the "Default Interest Rate"). The application of the Default Interest Rate shall not be interpreted or deemed to extend any cure period set forth in any Loan Document or otherwise to limit any of Lenders' remedies under this Agreement or any of the other Loan Documents.

        8.3. Other Remedies. Lender may proceed with every remedy available at law or in equity or provided for in the Loan Documents in such order or sequence as Lender may determine in its sole discretion, including concurrently, independently, or successively, and all expenses incurred by Lender in connection with any remedy shall be deemed indebtedness of Borrower to Lender including, but not limited to, attorneys' fees incurred by Leader.

     9. Borrower not Released. Without affecting any obligation of Borrower under this Agreement, Lender may renew, extend or otherwise change the terms and conditions of the Loan, take or release any collateral as security for the Loan.

     10. Amendments. No provision or term of the Loan Documents may be amended, modified, revolted, supplemented, waived or otherwise changed except by a written instrument duly executed by Borrower and Lender and designated as such.

     11. Severability. Whenever possible, each provision of the Loan Documents shall be interpreted so as to be effective and valid under Illinois law. Should any provision, covenant or agreement contained in the Loan Documents be deemed invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of the Loan Documents shall not be impaired thereby, nor shall the validity, legality or enforceability of any such defective provision be in any way affected or impaired in any other Jurisdiction.



                                       3
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     12. SUCCESSORS AND ASSIGNS BOUND; ASSIGNMENT. The covenants and agreements contained herein shall bind Borrower, its successors and assigns. This Agreement may not be assigned by borrower without the prior written consent of Lender. Subject to the foregoing restriction, this Agreement shall inure to the benefit of Lender, their successors and assigns.

     13. NO THIRD PARTY BENEFITS. This Agreement is made for the sole benefit of Borrower and Lenders, and their respective successors and assigns, and no other person or persons shall have any rights or remedies under or by reason of this Agreement.

     14. HEADINGS. The captions and headings of the paragraphs in the Agreement are for convenience only and are not used to interpret or define the provisions of the Agreement.

     15. CONFLICT. Should any provision of any Loan Document conflict with any provision of this Agreement, the provision selected by Lender, in their sole discretion, shall govern and shall be controlling.

     16. DEFINED TERMS. All capitalized terms used herein shall have the same meaning as in the Loan Documents unless expressly defined herein.

     17. GOVERNING LAW. The Loan Documents shall be governed by and interpreted in accordance with the laws of the State of Illinois.

     18. COUNTERPARTS. This Agreement may be executed in counterparts and all such counterparts, as so executed, shall constitute one Agreement, binding upon all the signatories thereto, notwithstanding that all of the signatories are not signatories to the original or same counterpart.

                                   TELEHUB COMMUNICATIONS CORP.,
                                       an Illinois corporate


December 10, 1996                  By: /s/ Donald H. Sledge
                                       -----------------------------------------
                                       Donald H. Sledge, Chief Executive Officer


                                   HARTFORD HOLDINGS LTD.
                                       a Cayman Islands corporation


December 10, 1996                  By: /s/ William W. Becker
                                       -----------------------------------------
                                       William W. Becker, Chairman





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                                   EXHIBIT 1
                          TELEHUB COMMUNICATION CORP.
                               PROMISSORY NOTE #3
US $1,000,000,000                                             December 10, 1996

     TELEHUB COMMUNICATIONS CORP., an Illinois corporation (the "Company"), for value received, hereby promises to pay to HARTFORD HOLDINGS LTD. (the "Holder") the sum of ONE MILLION U.S. DOLLARS ($1,000,000.00) (the "Principal Amounts) together with interest on the outstanding Principal Amounts at the rate of 12.0% per annum, compounded quarterly, as follows:

     1. ADVANCEMENT OF PRINCIPAL AMOUNT. The Principal Amount shall not be advanced upon execution hereof, but shall only be deemed to have been advanced as and when funds are provided by Holder to the Company, under the Bridge Loan Agreement dated December 10, 1996 (the "Bridge Loan"). Upon any disbursement by the Holder, the Company shall be deemed to have received an advance under this note in the amount of such disbursement. The aggregate amount of disbursements shall not exceed the Principal Amounts. The Company acknowledges that all disbursements shall be made pursuant to the Bridge Loan, and the Company unconditionally agrees to repay all present and future disbursements.

     2. MANDATORY PREPAYMENT. The Principal Amount, any prepaid accrued interest plus an interest premium of 5% per annum interest on the Principal Amount, shall be paid to the Holder from the net proceeds from any sale of Company equity or debt securities. Net proceeds includes all amounts received by Borrower less any related commissions, brokers' fees and other related costs incurred in connection with the offer and sale of Borrower's securities. This Mandatory Prepayment shall be made by the business day following Borrower's receipt of the proceeds from the sale.

     3. MATURITY. If not paid sooner, the entire outstanding Principal Amount with any unpaid accrued interest and all other sums due hereunder or under any of the other Loan Documents, shall be paid to the Holder on July 1, 1997.

     4. SUBJECT TO LOAN AGREEMENT. This Note evidences the Loan made under, and is entitled to the benefits of the Bridge Loan, between the Company and the Holder. Reference is made so the Bridge Loan for provisions relating to default, Holder's remedies for default and other terms and conditions.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name and on its behalf by its duly authorized officer on the date first above written.


                              TELEHUB COMMUNICATIONS CORP.,
                                  an Illinois corporation


                              By: /s/ Donald H. Sledge
                                  ------------------------------------------
                                  Donald H. Sledge, Chief Executive officer




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               ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING OF
                            THE BOARD OF DOCTORS OF
                          TELEHUB COMMUNICATIONS CORP.

The following action is taken by written consent of the Board of Directors of TELEHUB COMMUNICATIONS CORP., an Illinois corporation (the "Corporation"), in lieu of a Meeting. BRIDGE LOAN BY HARTFORD. The Corporation requires funding for development of its Virtual Services Management System ("VSMS") and Hartford Holdings Ltd. ("Hartford"), a significant Corporation shareholder, has offered to lend up to $1,000,000 to the Corporation pursuant to a Loan Agreement and evidenced by Promissory Notes executed by the Corporation. Hartford also will receive $672.248.60 of additional Corporation common shares, issuable after the Corporation completes a Private Placement of entity securities.

Hartford is a significant Corporation shareholder and Mr. William W. Becker, Hartford's principal shareholder, is the Corporation's Chairman. Hartford and Mr. Becker have disclosed their financial interest in this transaction. The independent Directors have reviewed this transaction, consider it to be fair to the Corporation and deem it advisable that this Corporation enter into the Loan Agreement with Hartford.

Accordingly, the Board of Directors adopt the following resolution:

      RESOLVED: That the Corporation approves the Bridge Loan Agreement and Promissory Notes and that Mr. Sledge, the Corporation's Chief Executive Officer is authorized to execute the Bridge Loan Agreement and issue the Promissory Notes on behalf of the Corporation.

Adopted by Board of Directors as of December 10, 1996.

Each of the Corporation's Directors has signed below to evidence consent to the Board of Directors' adoption of the resolutions dated December 10, 1996:


             ABSTAINING                  /s/ Donald H. Sledge
-------------------------------------    ---------------------------------------
William W. Becker, Chairman              Donald H. Sledge, Vice-Chairman


/s/ Michael G. McLaughlin                /s/ John G. Makula
-------------------------------------    ---------------------------------------
Michael G. McLaughlin                    John G. Makula


/s/ Barry C. Lescher
-------------------------------------
Barry C. Lescher




I certify that each of the Corporations directors in office on December 10, 1996, has executed this written consent.


                                         /s/ John G. Makula
                                         ---------------------------------------
                                         John G. Makula, Secretary
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                  RATIFICATION BY DISINTERESTED SHAREHOLDERS

ROSEVILLE COMPUTER PROJECTS LIMITED, a Nevis, West Indies corporation ("Roseville"), holds 42.5 % of the issued and outstanding shares of TELEHUB COMMUNICATIONS CORP., an Illinois corporation ("TELEHUB") and the SLEDGE FAMILY TRUST ("Sledge"), holds 15% of the issued and outstanding shares of TELEHUB. Roseville and Sledge have reviewed the proposed transaction whereby Hartford Holdings Ltd. ("Hartford") the other shareholder of TELEHUB, will loan up to $1,000,000 TO TELEHUB for operating capital. Hartford and Mr. William W. Becker, TELEHUB'S Chairman, have disclosed their financial interest in this transaction to TELEHUB, Roseville and Sledge. Roseville and Sledge also believe the transaction is fair to TELEHUB and necessary for TELEHUB's continued operations.

     Roseville and Sledge hereby approve and ratify the Bridge Loan Agreement between TELEHUB and Hartford and the issuance of Promissory Notes to Hartford.


SLEDGE FAMILY TRUST                      ROSEVILLE COMPUTER PROJECTS LIMITED
                                             a Nevis, West Indies corporation


By: /s/ Donald H. Sledge                By: /s/
    -----------------------------           ------------------------------------
    Donald H. Sledge, Trustee




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                                   EXHIBIT 3
                          FORM OF DISBURSEMENT REQUEST

TELEHUB COMMUNICATIONS CORPORATION, an Illinois corporation ("TeleHub"), hereby requests HARTFORD HOLDINGS LTD., a Cayman Islands corporation ("Hartford"), to make the following disbursement pursuant to the Bridge Loan Agreement between TeleHub and Hartford:

Amount: $____________________           Disbursement Date: _____________________


                       Summary of Proposed Expenditures:


             -----------------------------------------------------


             -----------------------------------------------------


             -----------------------------------------------------


             -----------------------------------------------------


             -----------------------------------------------------


             -----------------------------------------------------


TeleHub acknowledges that all amounts disbursed pursuant to this request are governed by the Bridge Loan Agreement and associated Promissory Note.

                                    TELEHUB COMMUNICATIONS CORP.,
                                     an  Illinois corporation


Date:                               By:/s/ Donald H. Sledge
     --------------------------        -----------------------------------------
                                       Donald H. Sledge, Chief Executive Officer

--------------------------------------------------------------------------------

Fax to:   Hartford Holdings Ltd.       Michael L. Glaser
          c/o William W. Becker        Haligman & Lottner, P.C.
          (809) 945-0600               (303) 292-1300